American River Bankshares

# consistency builds value

Mitchell Derenzo - Executive Vice President & Chief Financial Officer

# Forward-Looking Statements

## D.A. Davidson & Company
## 9th Annual Financial Services Conference – May 9, 2007

Forward Looking Statements: Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Actual results may differ materially from the results in these forward-looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company's businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, and in reports filed on Form 8-K. The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise.

# Company Overview

American River Bank

Bank of Amador

North Coast Bank

**NASDAQ Symbol:** AMRB

**Market Capitalization:** $133 million

**Total Assets:** $575 million

**Number of Offices:** 11 Full Service
1 Convenience

**Number of Full-Time Equivalent Employees:** 130

**Headquarters:** Rancho Cordova, CA
*a Suburb of Sacramento*

**Founded:** 1983

As of March 31, 2007

American River Bankshares

# Company Overview

## American River Bankshares Area Location Map

**American River Bank**
1. Bradshaw Plaza
2. Capitol Mall
3. Fair Oaks Village
4. Point West
5. Roseville

**Bank of Amador**

6. Buckhorn
7. Ione
8. Jackson

**North Coast Bank**

9. Healdsburg
10. Santa Rosa
11. Windsor

★ American River Bankshares Headquarters

*This location also serves as a convenience branch for American River Bank*

Darker area on map indicates our service area.



101
5
80
Yuba City
Woodland
Sacramento
Santa Rosa
50
Oakland
San Francisco
Stockton
Jackson

American River Bankshares

# Challenging Banking Environment

- Flat Yield Curve
- Plenty of Competition
- Soft Housing Market

# So Why is AMRB Still an Attractive Investment?

- Growth opportunities in flourishing markets
- Diversified loan portfolio
- Excellent core deposit base
- Strong performance over time
- Strategic direction

# Growth Opportunities in Flourishing Markets

## Sacramento MSA Deposit Market Share


Wells Fargo 17%
U.S. Bank 12%
WaMu 9%
BofA 19%
World Savings 9%
American River Bank 1%

Total: $28 Billion

American River Bankshares

Source: FDIC SOD Report, 6/30/06

# Growth Opportunities in Flourishing Markets

## Sacramento…Fastest Growing Metro Area in CA


22%

**"The Sacramento region will record job growth of 22% from 2005 to 2015. By contrast, the job growth rate will be 17% statewide and 13% nationally."**

**- Stephen Levy**

*Palo Alto Center for Continuing Study of the California Economy*

Source: The Sacramento Bee, 2/16/07

# Growth Opportunities in Flourishing Markets


Job Growth
Sacramento Region, Bay Area, California, and United States
Sacramento Region
California
U.S.
Bay Area
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
3.1%
2.8%
2.1%
2.1%
2.1%
1.8%
1.6%
1.6%
1.4%
2.1%
2.4%
2.6%
2.2%
2.1%
1.9%
1.9%
1.7%
1.8%
1.7%
1.7%
1.8%
1.7%
1.8%
1.6%
1.5%
1.7%
1.6%
1.5%

Sacramento Regional Research Institute, March 2007
Data Sources: Employment Development Department and Bureau of Labor Statistics
Notes: Sacramento Region includes Sacramento-Arden Arcade-Roseville and Yuba City MSAs.
Bay Area includes the Oakland-Fremont-Hayward MD, San Francisco-San Mateo-Redwood City MD, and San Jose-Sunnyvale-Santa Clara MSA.
Job growth reflects year-over-year Nonfarm employment growth rates.

# Diversified Loan Portfolio

## Total Loan Portfolio


Leases
2%
Ag 2%
Consumer
3%
Residential Mortgage
2%
Construction &
Land Dev. 21%
Commercial
23%
Investor CRE
23%
Bus Property Loans
23%
Multi-Family R/E
1%

As of March 31, 2007

American River Bankshares

# Diversified Loan Portfolio

## R/E Construction & Land Development Portfolio


Construction
& Land Dev.
21%
Construction
(1-4 Family Res)
31%
Land Acquisition
& Development
30%
Construction
Spec
(1-4 Family Res)
26%
Construction
(Comm Property)
13%

As of March 31, 2007

# Diversified Loan Portfolio

## Solid Credit Quality


Allowance for loan and lease losses
Nonperforming loans and leases
2003
2004
2005
2006
1Q07
1.48%
1.54%
1.53%
1.51%
1.54%
0.07%
0.07%
0.02%
0.02%
0.20%

| | 2003 | 2004 | 2005 | 2006 | 1Q07 |
|---|---|---|---|---|---|
| Net charge-offs to avg. loans and leases | 0.08% | 0.08% | 0.04% | 0.03% | 0.06% |

American River Bankshares

# Excellent Core Deposit Base

## Core Deposit Mix*


Savings
8%
Money Market
27%
Time
26%
Noninterest-
Bearing
31%
Interest
Checking
8%

Average non-interest checking account
$20,000

Average interest checking
$22,000

Average money market account
$93,000

* As of March 31, 2007

# Strong Performance Over Time

## Earnings



$0.95
$1.13
$1.53
$1.53
$0.37
$0.37
$4.7 mil
$5.8 mil
$9.2 mil
$9.1 mil
$2.2 mil
$2.1 mil
2003
2004
2005
2006
1Q06
1Q07
Net Income
Diluted EPS

American River Bankshares

# Strong Performance Over Time

## Income Statement*



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Net interest income
Noninterest expense
Net income
Noninterest income
2003
2004
2005
2006
1Q07

*Expressed as a percentage of Average Assets

American River Bankshares

# Strong Performance Over Time

## Experience Matters...Leadership Counts

### American River Bankshares

David Taber, President and CEO
*23 years in the banking industry*

Mitchell Derenzo, Chief Financial Officer
*20 years in the banking industry*

Doug Tow, Chief Credit Officer
*29 years in the banking industry*

Kevin Bender, Chief Information Officer
*22 years in the banking industry*

### Community Bank

Greg Patton, President of ARB
*23 years in the banking industry*

Ray Byrne, President of NCB
*18 years in the banking industry*

Larry Standing, President of BNKA
*45 years in the banking industry*

# Strong Performance Over Time

## Shareholder Value

- 93 consecutive profitable quarters

- 1Q07: 159,000 shares repurchased totaling $4.0 mil

  2006: 272,000 shares repurchased totaling $7.0 mil

- Cash dividends since 1992; quarterly since 1Q 2004

As of March 31, 2007

# Strong Performance Over Time

## Five-year Compound Annualized Growth Rates


15.2%
CORE DEPOSITS
14.5%
NET LOANS
13.3%
DILUTED EPS

As of December 31, 2006

American River Bankshares

# Strategic Direction

## The Plan

- Organic Growth in markets we currently serve
- Solid Credit Quality
- Active Capital Management
- Managing Overhead

# Strategic Direction

## Organic Growth in markets we currently serve

- Emphasize Business Banking
- Low-Cost Core Deposits
- Common Sense Real Estate Lending
- Outwork Competition
- Engaged Employees

American River Bankshares

# Strategic Direction

## Business Banking Niches that Differentiate

- Small Business
  - Sales $1 to $20 million
- Residential Construction
- Commercial Real Estate
- Faith-Based Organizations
- Building Trades
- Trustees
- Manufacturing
- Professionals
- High Net Worth

# Strategic Direction

## Corporate Culture

### Highly Visible Community Philanthropy Program

- Award-winning employee volunteer program
- American River Bankshares Foundation

American River Bankshares FOUNDATION
Serving Communities in Amador, Placer, Sacramento and Sonoma Counties
American River Bank | Bank of Amador | North Coast Bank

Award for Encouraging Employee Volunteerism
Hands on Sacramento
2006 Winner

### Engaged Employees

- Relationship Managers: all employees empowered to serve the client
- Career development and internal promotion
- Survey: 89% employee satisfaction rating
  - ✓ Team building events
  - ✓ Town Hall meetings align to strategic vision
  - ✓ Recognition program

American River Bankshares

# Strategic Direction

## Were we're going …

### Opportunistic Fill-in

- South and West of Sacramento
- Merger experience with North Coast Bank and Bank of Amador

### No de Novo Branches

- Expansive Courier System

American River Bankshares

# So Why is AMRB Still an Attractive Investment?

- Growth opportunities in flourishing markets
- Diversified loan portfolio
- Excellent core deposit base
- Strong performance over time
- Strategic direction